HERITAGE CASH TRUST
                     Supplement dated April 28, 1997 to the
                        Prospectus dated January 2, 1997


         Shares of the Money Market Fund and the Municipal Money Market Fund are valued daily at 4:00 p.m. Eastern time immediately after the daily declaration of dividends on each day the New York Stock Exchange is open. Accordingly, all references to 12:00 p.m. Eastern time in the Prospectus should be replaced with 4:00 p.m. Eastern time.





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                               HERITAGE CASH TRUST
                      Supplement dated April 28 1997 to the
            Statement of Additional Information dated January 2, 1997


         Shares of the Money Market Fund and the Municipal Money Market Fund are valued daily at 4:00 p.m. Eastern time immediately after the daily declaration of dividends on each day the New York Stock Exchange is open. Accordingly, all references to 12:00 p.m. Eastern time in the Statement of Additional Information should be replaced with 4:00 p.m. Eastern time.